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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 12, 2002
                                                         -------------


                             UNITY BANCORP, INC.
                             -------------------
            (Exact name of registrant as specified in its charter)

        NEW JERSEY                        1-12431                22-3282551
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
    of incorporation)                  File Number)          Identification No.)


 64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                                  08809
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(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code (908)730-7630
                                                          -------------

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Item 5.     Other.
            -----

      Effective July 12, 2002, the Registrant completed a merger, the sole result of which is the re-domicile of the Registrant from Delaware to New Jersey.

      In addition, the Registrant's Certificate of Incorporation reflects an increase in the total number of shares authorized, as approved by the Registrant's shareholders, to 13,000,000.


Item 7.     Exhibits.
            --------

      The following exhibit is filed with this Current Report on Form 8-K.

      Exhibit No.             Description

      99(a)                   Certificate of Merger of Unity Bancorp, Inc.
                              (Delaware) into UB Newco Corp. (now known as
                              Unity Bancorp, Inc. (New Jersey)).

      99(b)                   Certificate of Incorporation of UB Newco Corp.
                              (now known as Unity Bancorp, Inc. (New Jersey)).



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        UNITY BANCORP, INC.
                                        -------------------
                                        (Registrant)


Dated: July 16, 2002                    By: /s/ James A. Hughes
                                            -------------------
                                        JAMES A. HUGHES, Chief Financial Officer


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                                 EXHIBIT INDEX


                           CURRENT REPORT ON FORM 8-K

Exhibit No.               Description                                   Page No.
-----------               -----------                                   --------

99(a)                     Certificate of Merger of Unity                5-9
                          Bancorp, Inc. (Delaware) into
                          UB Newco Corp. (now known as
                          Unity Bancorp, Inc. (New Jersey).

99(b)                     Certificate of Incorporation of               10-24
                          UB Newco Corp. (now known as
                          Unity Bancorp, Inc. (New Jersey).